UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2025
____________________________________________________________________
 Applied Materials, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA 95052-8039
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555
N/A
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 23, 2025, Applied Materials, Inc. (“Applied” or the “Company”) approved a workforce reduction plan to position the Company for continued growth as a more competitive and productive organization. Applied expects approximately four percent of its global workforce to be impacted under this action and the Company to incur charges of approximately $160 million to $180 million, consisting primarily of severance and other one-time employment termination benefits to be paid in cash, and other non-cash related charges. The Company expects to recognize most of these charges in the fourth quarter of fiscal 2025 and to complete the plan in the first quarter of fiscal 2026, depending on local legal requirements and in consultation with employee works councils and other employee representatives, as applicable.

Item 7.01 Regulation FD Disclosure.

On October 23, 2025, Gary E. Dickerson, Applied’s President and Chief Executive Officer, sent an email to the Company’s employees regarding the workforce reduction plan. A copy of the email is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing of Applied under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This report contains forward-looking statements, including those relating to the objectives, scope and timing of the workforce reduction plan, and the amount and timing of anticipated charges and cash expenditures. These statements and their underlying assumptions are subject to risks related to the completion of the plan in the manner anticipated by the Company. These forward-looking statements may differ materially from actual future events or results due to a variety of factors, including Applied’s ability to achieve the benefits of the workforce reduction plan and possible changes in the size and timing of the related charges. Other factors that could cause actual results to differ materially from those expressed or implied by such statements include the risks and uncertainties described in the Company’s most recent Form 10-Q and other Securities and Exchange Commission filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Applied assumes no obligation to update them.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Email from Gary E. Dickerson, President and Chief Executive Officer of Applied Materials, Inc., to the Company’s employees, dated October 23, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Date:	October 23, 2025	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary